UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

PANACEA LIFE SCIENCES HOLDINGS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-800-985-0515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2022, Panacea Life Sciences Holdings, Inc. (the “Company”) entered into an Exchange Agreement (the “Agreement”) with an institutional investor (the “Investor”) pursuant to which the Company agreed to issue a 10% original issue discount senior convertible promissory note in the principal amount of $385,000 (the “Note”) and five-year warrants to purchase 275.000 shares of the Company’s common stock, par value $0.0001 per share at an exercise price of $1.40 per share (the “Warrants”) in exchange for 350 shares of the Company’s 0% Series A Convertible Preferred Stock (“Series A”). The Agreement was entered into after the Investor exercised the most favored nation rights contained in Section 7(b) of the Company’s Certificate of Designation of Preferences, Rights and Limitations of the Series A in connection with the consummation of a private placement with an institutional investor (the “Purchaser”) on November 18, 2021.

The Note will be due March 3, 2023, which is one year from the issuance date. The Note initially does not bear any interest, however upon and during any event of default by the Company, the Note will accrue interest at a rate of 18% per annum. Events of default include suspension of trading or quotation of the Company’s common stock on the OTCQB or a national securities exchange, and failure to reserve a sufficient number of shares for the conversion or exercise of all securities issued pursuant to the Agreement. Further, upon an event of default, the holder will have the right to cause the Company to redeem the outstanding principal and accrued interest on the Note at a 125% premium.

The principal and accrued interest on the Note is convertible into common stock at a conversion price of $1.40 per share, subject to certain adjustments summarized as follows: (i) if an event of default has occurred prior to the maturity date, a reduction to 80% of the conversion price then in effect, (iii) anti-dilution adjustment upon certain issuances of common stock or derivative securities at a price per share that is lower than the conversion price, (iii) customary adjustments for stock splits, stock dividends and similar corporate events, and (iv) adjustment upon a public offering by the Company meeting certain delineated criteria, as summarized below.

Under the terms of the Note, upon a public offering by the Company of common stock, either alone or in units or with other securities pursuant to an effective registration statement resulting in gross proceeds to the Company of at least $10,000,000, and in connection with which the common stock is approved for listing listed on a national securities exchange (a “Qualified Offering”), the conversion price will be reduced to 90% of the offering price per share in the Qualified Offering, if that price is lower than the conversion price then in effect. Additionally, immediately prior to a Qualified Offering, the Company may redeem all or part of the outstanding principal and accrued interest on the Note at a 115% premium.

The Note also contains customary negative covenants prohibiting the Company from certain actions while the Note remains outstanding.

The Warrants will be exercisable for a five-year term beginning on May 18, 2022, at an exercise price of $1.40 per share, subject to certain adjustments which are substantially similar to those contained in the Note, including the Qualified Offering adjustment.

Each of the Note and the Warrants contain a 4.99% beneficial ownership limitation pursuant to which neither may be converted or exercised, as applicable, if and to the extent that following such conversion or exercise the holder would beneficially own more than 4.99% of the Company’s outstanding common stock, subject to increase to 9.99% upon 61 days’ prior written notice by the holder.

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Pursuant to the Agreement, the Company entered into a Registration Rights Agreement dated March 3, 2022, by and between the Company and the Investor, in which the Company has agreed to file a Registration Statement on Form S-1 with the Securities Exchange Commission (the “SEC”) following request by the Purchaser in the November 2021 private placement and include the registrable securities of the Investor. The Investor has agreed that their rights and remedies pursuant to the Registration Rights Agreement are subordinate to the rights and remedies of the Purchaser pursuant to its registration rights agreement.

The Company obtained the consent of the Purchaser in connection with the foregoing.

The terms of the Note, Warrants and Registration Rights Agreement are substantially similar to the Notes and Warrants issued to the Purchaser and the Registration Rights Agreement between the Company and the Purchaser entered into in November 2021. The foregoing description of the terms of the Note, the Warrants, the Agreement, and the Registration Rights Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the form of the Agreement, the form of Note, the form of Warrant, and the form of Registration Rights Agreement, copies which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The offer and sale of the Note and Warrants pursuant to the Agreement have not been or will not be registered under the Securities Act of 1933 and are exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit		Incorporated by Reference			Filed or Furnished
#	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Exchange Agreement*				Filed
10.2	Form of Original Issue Discount Senior Convertible Promissory Note				Filed
10.3	Form of Warrant				Filed
10.4	Form of Registration Rights Agreement*				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the SEC upon request any omitted information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Panacea Life Sciences Holdings, Inc.

	By:	/s/ Leslie Buttorff
Date: March 4, 2022	Name:	Leslie Buttorff
	Title:	Chief Executive Officer

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